UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2008
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas		78216-6999 (Zip Code)
(Address of principal executive offices)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Certain Officers.
          On June 16, 2008, the Board of Directors of Tesoro Corporation (the “Company”) promoted Otto C. Schwethelm to Senior Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Schwethelm was previously elected Vice President, Chief Financial Officer on June 8, 2007. Prior to becoming Vice President, Chief Financial Officer, Mr. Schwethelm served as Vice President, Finance and Treasurer beginning in March 2006. He served as Vice President and Controller from February 2003 to March 2006 and as Vice President and Operations Controller from September 2002 to February 2003. From December 2001 to September 2002, Mr. Schwethelm served as Vice President, Shared Services of Tesoro Petroleum Companies, Inc.
(e) Compensatory Arrangements of Certain Officers.
          On June 16, 2008 the Company approved Mr. Schwethelm’s participation in the Amended and Restated Executive Security Plan (“ESP”). The ESP is a nonqualified pension plan. Under the ESP, the gross monthly retirement benefit is equal to 4% of average compensation for each of the first 10 years of service plus 2% of average compensation for each of the next 10 years of service plus 1% of average compensation for each of the next 10 years of service, for a maximum gross monthly retirement benefit of 70% of average compensation for 30 years of service. Average compensation is the monthly average of compensation over the consecutive 36-month period over the last 120 months preceding retirement that produces the highest average. Compensation includes base salary plus bonus. The monthly retirement benefit is payable in the form of a lifetime payment. At the executive’s election, a reduced benefit may be paid that continues a portion of the reduced payment over the lifetime of a beneficiary, if the beneficiary outlives the executive. The ESP is referenced as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
          Entry into a Material Definitive Agreement:
          On June 16, 2008 the Company entered into an Amended and Restated Management Stability Agreement (the “Agreement”) with Mr. Schwethelm. The Agreement, which was executed on June 20, 2008, but is effective as of June 16, 2008, increases the payment to Mr. Schwethelm upon a “Change of Control” as defined in the Agreement followed by termination of the his employment. The Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Amended and Restated Executive Security Plan Effective as of January 1, 2005 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 8, 2006, File No. 1-3473).

10.2	Amended and Restated Management Stability Agreement between the Company and Otto C. Schwethelm dated as of June 20, 2008.

Index to Exhibits

Exhibit Number	Description

10.1	Amended and Restated Executive Security Plan Effective as of January 1, 2005 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 8, 2006, File No. 1-3473).

10.2	Amended and Restated Management Stability Agreement between the Company and Otto C. Schwethelm dated as of June 20, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2008

TESORO CORPORATION
By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
SVP, Chief Financial Officer & Treasurer

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